Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Deswell Industries, Inc. (the “Company”) on Form 20-F, as amended by Amendment No. 1 thereto, for the year ended March 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our knowledge, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 28, 2023

/s/ Edward So Kin Chung
Edward So Kin Chung,
Chief Executive Officer

Date: September 28, 2023

/s/ Herman Wong
Herman Wong
Chief Financial Officer